Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information was derived from the application of pro forma adjustments to the historical consolidated financial statements of Newcastle Investment Corp. and its subsidiaries (collectively, “Newcastle”). These unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the related notes to the pro forma financial information and with Newcastle’s historical consolidated financial statements and the related notes included in Newcastle’s previous filings with the Securities and Exchange Commission.

The unaudited pro forma information set forth below reflects the historical information of Newcastle, as adjusted to give effect to the following transaction:

•	The spin-off of New Senior Investment Group Inc. ("New Senior") from Newcastle on November 6, 2014; and

•	The contribution of approximately $239.5 million of cash from Newcastle to New Senior upon spin-off.
The unaudited pro forma condensed consolidated statement of operations gives effect to the above transaction as if it occurred on January 1, 2011. The unaudited pro forma condensed consolidated balance sheet assumes that the New Senior spin-off occurred on September 30, 2014.
New Senior commenced its operations in July 2012 and there were no senior housing operations included in Newcastle historical consolidated financial statements prior to that date. Hence, no pro forma adjustments have been made to the Condensed Consolidated Statements of Operations for the year ended December 31, 2011.
In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included and are based upon available information and assumptions that Newcastle believes are reasonable.
Further, the historical financial information presented herein has been adjusted to give pro forma effect to events that Newcastle believes are (i) directly attributable to the spin-off of New Senior, (ii) factually supportable and (iii) with respect to the unaudited pro forma consolidated statement of operations, expected to have a continuing impact on Newcastle’s results. However, such adjustments are estimates and may not prove to be accurate. Information regarding these adjustments is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated.
The unaudited pro forma condensed consolidated financial information is provided for information purposes only. The unaudited pro forma condensed consolidated statements of operations do not purport to represent what Newcastle’s results of operations would have been had such transactions been consummated on the date indicated, nor do they represent the results of operations of either Newcastle or New Senior for any future date or period.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
At September 30, 2014
(dollars in thousands)

		New Senior
	Historical (A)	Spin-off (B)		Pro Forma
Assets
Real estate securities, available-for-sale	$310,639	$—		310,639
Real estate related and other loans, held-for-sale, net	224,992	—		224,992
Residential mortgage loans, held-for-sale, net	4,036	—		4,036
Subprime mortgage loans subject to call option	406,217	—		406,217
Investments in senior housing real estate, net of accumulated depreciation	1,582,477	(1,582,477)		—
Investments in real estate, net of accumulated depreciation	245,510	—		245,510
Intangibles, net of accumulated amortization	201,909	(114,522)		87,387
Other investments	26,456	—		26,456
Cash and cash equivalents	257,584	(239,533)	(C)	18,051
Restricted cash	4,624	—		4,624
Receivables and other assets	111,996	(76,851)		35,145
Assets of discontinued operations	6,863	—		6,863
Total Assets	$3,383,303	$(2,013,383)		$1,369,920
Liabilities and Equity
Liabilities
CDO bonds payable	$230,858	$—		$230,858
Other bonds and notes payable	82,063	—		82,063
Repurchase agreements	63,804	—		63,804
Mortgage notes payable	1,148,008	(1,148,008)		—
Credit facilities and obligations under capital leases, golf	160,692	—		160,692
Financing of subprime mortgage loans subject to call option	406,217	—		406,217
Junior subordinated notes payable	51,233	—		51,233
Dividends payable	40,770	—		40,770
Accounts payable, accrued expenses and other liabilities	249,065	(82,580)		166,485
Liabilities of discontinued operations	412	—		412
Total Liabilities	$2,433,122	$(1,230,588)		$1,202,534
Equity
Preferred stock	$61,583	$—		$61,583
Common stock	664	—		664
Additional paid-in-capital	3,171,983	—		3,171,983
Accumulated deficit	(2,350,567)	(782,795)	(D)	(3,133,362)
Accumulated other comprehensive income	66,342	—		66,342
Total Newcastle Stockholders' Equity	950,005	(782,795)		167,210
Noncontrolling interests	176	—		176
Total Equity	$950,181	$(782,795)		$167,386
Total Liabilities and Equity	$3,383,303	$(2,013,383)		$1,369,920

A.	Represents Newcastle's historical consolidated balance sheet at September 30, 2014.

B.	Represents New Senior's assets and liabilities at September 30, 2014.

C.	Represents the contribution of $239,533 of cash from Newcastle to New Senior upon spin-off.

D.	Represents a reduction of Newcastle’s equity as a result of the distribution of New Senior stock to Newcastle stockholders.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Nine months ended September 30, 2014
(dollars in thousands, except share data)

		New Senior
	Historical (A)	Spin-off (B)		Pro Forma
Interest income	$103,889	$—		$103,889
Interest expense	102,340	(41,429)		60,911
Net interest income	1,549	41,429		42,978
Impairment/(Reversal)
Valuation allowance (reversal) on loans	(1,243)	—		(1,243)
Total impairment (reversal)	(1,243)	—		(1,243)
Net interest income (loss) after impairment/reversal	2,792	41,429		44,221
Operating Revenues
Rental income	167,208	(167,208)		—
Care and ancillary income	17,555	(17,555)		—
Golf course operations	140,699	—		140,699
Sales of food and beverages - golf	52,333	—		52,333
Other golf revenue	33,832	—		33,832
Total other revenues	411,627	(184,763)		226,864
Other Income
Gain (loss) on settlement of investments, net	49,742	—		49,742
Gain (loss) on extinguishment of debt	(3,410)	—		(3,410)
Other income, net	25,258	(1,457)		23,801
Total other income	71,590	(1,457)		70,133
Expenses
Loan and security servicing expense	1,424	—		1,424
Property operating expenses	74,092	(74,092)		—
Operating expenses - golf	191,119	—		191,119
Cost of sales - golf	23,183	—		23,183
General and administrative expenses	27,380	(15,916)	(C)	11,464
Management fee to affiliate	23,618	(12,530)	(D)	11,088
Depreciation and amortization expense	97,812	(74,672)		23,140
Total expenses	438,628	(177,210)		261,418
Income from continuing operations before income tax	47,381	32,419		79,800
Income tax expense	1,169	(1,025)		144
Income (loss) from continuing operations	46,212	33,444		79,656
Income (loss) from discontinued operations, net of tax	(4,748)	—		(4,748)
Net income	41,464	33,444		74,908
Preferred dividends	(4,185)	—		(4,185)
Net loss attributable to noncontrolling interests	711	—		711
Income Applicable to Common Stockholders	$37,990	$33,444		$71,434
Income Applicable to Common Stock, per share
Basic	$0.63			$1.19
Diluted	$0.62			$1.16
Weighted Average Number of Shares of Common Stock Outstanding
Basic	59,848,506			59,848,506
Diluted	61,630,175			61,630,175

A.	Represents Newcastle's historical consolidated statement of operations for the nine months ended September 30, 2014.

B.	Represents New Senior's results of operations for the nine months ended September 30, 2014.

C.	General and administrative expenses include acquisition and transaction expenses of $12,800 for the nine months ended September 30, 2014.

D.	Represents property management fee of $6,766 paid to affiliates and management fee of $5,764 allocated pursuant to the Newcastle Management Agreement.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2013
(dollars in thousands, except share data)

		New Senior
	Historical (A)	Spin-off (B)		Pro Forma
Interest income	$213,715	$(3)		$213,712
Interest expense	89,382	(10,781)		78,601
Net interest income	124,333	10,778		135,111
Impairment/(Reversal)
Valuation allowance (reversal) on loans	(25,035)	—		(25,035)
Other-than-temporary impairment on securities	5,222	—		5,222
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	44	—		44
Total impairment (reversal)	(19,769)	—		(19,769)
Net interest income (loss) after impairment/reversal	144,102	10,778		154,880
Other Revenues
Rental income	72,880	(72,880)		—
Care and ancillary income	12,387	(12,387)		—
Total other revenues	85,267	(85,267)		—
Other Income (Loss)
Gain (loss) on settlement of investments, net	17,369	—		17,369
Gain (loss) on extinguishment of debt	4,565	—		4,565
Other income, net	13,367	(11)		13,356
Total other income	35,301	(11)		35,290
Expenses
Loan and security servicing expense	3,857	—		3,857
Property operating expenses	52,713	(52,713)		—
General and administrative expenses	35,183	(17,725)	(C)	17,458
Management fee to affiliate	33,091	(6,830)	(D)	26,261
Depreciation and amortization expense	26,909	(26,905)		4
Total expenses	151,753	(104,173)		47,580
Income from continuing operations before income tax	112,917	29,673		142,590
Income tax expense	1,038	(1,038)		—
Income (loss) from continuing operations	111,879	30,711		142,590
Income (loss) from discontinued operations, net of tax	40,462	—		40,462
Net income	152,341	30,711		183,052
Preferred dividends	(5,580)	—		(5,580)
Net income attributable to noncontrolling interests	(928)	—		(928)
Income Applicable to Common Stockholders	$145,833	$30,711		$176,544
Income Applicable to Common Stock, per share (E)
Basic	$3.16			$3.83
Diluted	$3.09			$3.74
Weighted Average Number of Shares of Common Stock Outstanding (E)
Basic	46,146,882			46,146,882
Diluted	47,218,274			47,218,274

A.	Represents Newcastle's historical consolidated statement of operations for the year ended December 31, 2013.

B.	Represents New Senior's results of operations for the year ended December 31, 2013.

C.
General and administrative expenses include acquisition and transaction expenses of $13,825 and general and administrative expense of $1,777, allocated by Newcastle for the year ended December 31, 2013.

D.	Represents property management fee of $5,034 paid to affiliates and management fee of $1,796 allocated pursuant to the Newcastle Management Agreement.

E.
Per share amounts and shares outstanding reflects the 1-for-3 reverse stock split, which was effective after the close of trading on August 18, 2014 and the 1-for-2 reverse stock split, which was effective after the close of trading on October 22, 2014.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2012
(dollars in thousands, except share data)

		New Senior
	Historical (A)	Spin-off (B)		Pro Forma
Interest income	$282,951	$—		$282,951
Interest expense	109,924	(1,688)		108,236
Net interest income	173,027	1,688		174,715
Impairment/(Reversal)
Valuation allowance (reversal) on loans	(24,587)	—		(24,587)
Other-than-temporary impairment on securities	19,359	—		19,359
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	(436)	—		(436)
Total impairment (reversal)	(5,664)			(5,664)
Net interest income (loss) after impairment/reversal	178,691	1,688		180,379
Other Revenues				—
Rental income	15,032	(15,032)		—
Care and ancillary income	2,994	(2,994)		—
Total other revenues	18,026	(18,026)		—
Other Income (Loss)				—
Gain (loss) on settlement of investments, net	232,897	—		232,897
Gain (loss) on extinguishment of debt	24,085	—		24,085
Other income, net	5,312	82		5,394
Total other income	262,294	82		262,376
Expenses				—
Loan and security servicing expense	4,260	—		4,260
Property operating expenses	11,539	(11,539)		—
General and administrative expenses	17,236	(5,997)	(C)	11,239
Management fee to affiliate	24,693	(1,546)	(D)	23,147
Depreciation and amortization expense	5,784	(5,784)		—
Total expenses	63,512	(24,866)		38,646
Income from continuing operations before income tax	395,499	8,610		404,109
Income tax expense	—	—		—
Income (loss) from continuing operations	395,499	8,610		404,109
Income (loss) from discontinued operations, net of tax	38,611	—		38,611
Net income	434,110	8,610		442,720
Preferred dividends	(5,580)	—		(5,580)
Net income attributable to noncontrolling interests	—	—		—
Income Applicable to Common Stockholders	$428,530	$8,610		$437,140
Income Applicable to Common Stock, per share (E)
Basic	$17.84			$18.20
Diluted	$17.64			$17.99
Weighted Average Number of Shares of Common Stock Outstanding (E)
Basic	24,024,395			24,024,395
Diluted	24,294,402			24,294,402

A.	Represents Newcastle's historical consolidated statement of operations for the year ended December 31, 2012.

B.	Represents New Senior's results of operations for the year ended December 31, 2012.

C.	General and administrative expenses include acquisition and transaction expenses of $5,235 and general and administrative expense of $233, allocated by Newcastle for the year ended December 31, 2012.

D.	Represents property management fee of $1,082 paid to affiliates and management fee of $464 allocated pursuant to the Newcastle Management Agreement.

E.
Per share amounts and shares outstanding reflects the 1-for-3 reverse stock split, which was effective after the close of trading on August 18, 2014 and the 1-for-2 reverse stock split, which was effective after the close of trading on October 22, 2014.